Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS

At March 31, 2023

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 99.3%
International Equity Funds - 22.0%
Transamerica Emerging Markets Opportunities (A)	16,036	$ 123,640
Transamerica International Equity (A)	39,226	759,817
Transamerica International Small Cap Value (A)	3,933	54,002

		937,459

U.S. Equity Funds - 47.8%
Transamerica Aegon Sustainable Equity Income VP (A)	12,290	215,328
Transamerica Large Cap Value (A)	58,392	715,301
Transamerica Small Cap Growth (A)	10,092	63,681
Transamerica Small Cap Value (A)	11,197	59,455
Transamerica WMC US Growth VP (A)	33,066	981,077

		2,034,842

U.S. Fixed Income Funds - 29.5%
Transamerica Bond (A)	19,346	157,672
Transamerica Core Bond (A)	104,432	912,737
Transamerica High Yield Bond (A)	11,568	90,805
Transamerica Pinebridge Inflation Opportunities VP (A)	9,395	94,891

		1,256,105

Total Investment Companies (Cost $4,686,575)		4,228,406

Total Investments (Cost $4,686,575)		4,228,406
Net Other Assets (Liabilities) - 0.7%		31,399

Net Assets - 100.0%		$ 4,259,805

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$4,228,406	$—	$—	$4,228,406

Total Investments	$4,228,406	$—	$—	$4,228,406

Transamerica Series Trust	Page 1

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2023

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value March 31, 2023	Shares as of March 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Sustainable Equity Income VP	$228,423	$—	$(13,000)	$163	$(258)	$215,328	12,290	$—	$—
Transamerica Bond	146,051	8,516	—	—	3,105	157,672	19,346	1,516	—
Transamerica Core Bond	822,951	87,479	(13,000)	(2,759)	18,066	912,737	104,432	8,479	—
Transamerica Emerging Markets Opportunities	119,631	—	—	—	4,009	123,640	16,036	—	—
Transamerica High Yield Bond	88,484	1,305	—	—	1,016	90,805	11,568	1,305	—
Transamerica International Equity	765,544	—	(66,000)	18,251	42,022	759,817	39,226	—	—
Transamerica International Small Cap Value	55,227	—	(7,000)	1,665	4,110	54,002	3,933	—	—
Transamerica Large Cap Value	731,783	2,583	(20,000)	(969)	1,904	715,301	58,392	2,583	—
Transamerica Pinebridge Inflation Opportunities VP	87,138	5,000	—	—	2,753	94,891	9,395	—	—
Transamerica Small Cap Growth	46,207	13,000	—	—	4,474	63,681	10,092	—	—
Transamerica Small Cap Value	50,552	10,000	—	—	(1,097)	59,455	11,197	—	—
Transamerica WMC US Growth VP	798,982	60,000	—	—	122,095	981,077	33,066	—	—

Total	$3,940,973	$187,883	$(119,000)	$16,351	$202,199	$4,228,406	328,973	$13,883	$—

(B)	There were no transfers in or out of Level 3 during the period ended March 31, 2023. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Series Trust	Page 2

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO SCHEDULE OF INVESTMENTS

At March 31, 2023

(unaudited)

INVESTMENT VALUATION

Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) is a series of the Transamerica Series Trust.

Effective September 8, 2022, Transamerica Asset Management, Inc. (“TAM”) has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at March 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Page 3